Exhibit 10.45

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made and entered into effective as of the 3rd day of March 2025, by and between Propanc Biopharma, Inc., a Delaware corporation (the “Company”) and the undersigned holder of warrants of the Company (the “Holder”).

W I T N E S S E T H :

WHEREAS, the Company created and issued to certain holders, including the Holder, Common Stock Purchase Warrants of the Company (collectively, the “Existing Warrants”), which Existing Warrants are set forth on the Holder’s signature page hereto;

WHEREAS, the Company and the Holder wish to effect an exchange (the “Exchange”) of the Existing Warrants for 900,000 shares (“Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”);

WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9 and 4(a)(2) of the Securities Act; and

WHEREAS, the Company and the Holder desire to enter into this Agreement to evidence and set forth the terms of the exchange of the Existing Warrants for and in satisfaction of the Obligations;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto, being duly sworn, do covenant, agree and certify as follows:

1. Recitals. The parties hereto acknowledge and agree that the foregoing recitals are true and accurate and constitute part of this Agreement to the same extent as if contained in the body hereof.

2. Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

3. Exchange. The Company and the Holder hereby agree to exchange all of the Existing Warrants the held by the Holder, as set forth on the Holder’s signature page hereto, for 900,000 newly issued Shares, subject to adjustment for reverse and forward stock splits and the like. Notwithstanding anything herein to the contrary, if at any time on or after the time of execution of this Agreement, through and including the time immediately prior to the closing of the Exchange, the number of Shares issuable to the Holder in the Exchange, when aggregated with all other shares of Common Stock owned by the Holder at such time, results in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended) in excess of 9.9% of the then issued and outstanding Common Stock outstanding at the time of such issuance (the “Beneficial Ownership Maximum”), then the Company shall issue to the Holder at the closing of the Exchange such number of Shares to the Holder that does not exceed the Beneficial Ownership Maximum and hold the balance in abeyance, for the benefit of the Holder (who shall not have voting or dispositive power over the Shares subject to abeyance), until such time that the issuance thereof would not cause the Holder to exceed the Beneficial Ownership Maximum.

4. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Holder:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of Holders’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Shares of Common Stock underlying the Shares, when issued in accordance with the terms of the Shares, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer required by law.

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5. Representations and Warranties of the Holder. Holder hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Own Account. Holder is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Holder’s right to sell the Shares otherwise in compliance with applicable federal and state securities laws). The Holder is acquiring the Shares hereunder in the ordinary course of its business.

(c) Holder’s Status. At the time the Holder was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d) Experience of Holder. Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Holder is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

6. Transfer Restrictions. The Shares may be resold immediately by the Holder pursuant to Rule 144 under the Securities Act and as such shall be issued without restrictive legend.

7. Further Assurances. The Holder shall hereafter, without further consideration, execute and deliver promptly to the Company such further consents, waivers, assignments, endorsements and other documents and instruments, and to take all such further actions, as the Company may from time to time reasonably request with respect to the exchange and satisfaction of the Obligations Interest and the consummation in full thereof.

8. Successors and Assigns. This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

9. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals by signing this Agreement as of the day and year first above written.

[Signatures on Following Page]

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Company:

PROPANC BIOPHARMA, INC.

By:	/s/ James Nathanielsz
Name:	James Nathanielsz
Title:	Chief Executive Officer

Holder:

Name of Holder:	Ionic Ventures, LLC

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:	Brendan O’Neil

Title of Authorized Signatory:	Authorized Signatory

Existing Warrants:	Series A Warrants:	0.0001659
	Series B Warrants	0.0002813
	Series C Warrants	0.0007812
Shares: 900,000

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